Fourth Quarter 2023 Earnings Call Presentation 23 January 2024

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2022 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Q4 2023 Financial and Operational Highlights

Continued deposit and loan growth; stable net interest margin

WesBanco

- Deposits increased both year-over-year and sequentially, reflecting deposit gathering and retention efforts across retail and business customers
- Solid loan growth reflecting the strength of our markets and lending teams, including our loan production offices
- Non-interest income trends up 8% year-over-year, supported by new commercial loan swap and wealth management fees
- Net interest margin stable to Q3 2023
- Key credit quality metrics remained at low levels and favorable to peer bank averages
- WesBanco remains well-capitalized with solid liquidity and a strong balance sheet with capacity to fund loan growth
- Nationally recognized for soundness, profitability, and customer service

Net Income Available to Common Shareholders and Diluted EPS(1)

$32.4 million; $0.55/diluted share

Total Deposits

+2.4% QoQ (annualized); +0.3% YoY

Total Loan Growth

+11.4% QoQ (annualized); +8.7% YoY

Net Interest Margin

3.02% (down 1bp sequentially)

Average loans to average deposits

87.1%

Non-Performing Assets to Total Assets

0.16%

Tangible Common Equity to Tangible Assets(1)

7.62%

Note: financial and operational highlights during the quarter ended December 31, 2023
(1) Non-GAAP measure – please see reconciliation in appendix; excludes restructuring and merger-related expenses

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Net interest margin of 3.02%, stable to the third quarter Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses Q4 2023 Key Metrics

+8.7% year-over-year and +2.9% (or +11.4% annualized) quarter-over-quarter Loan growth continues to demonstrate the strength of our markets and lending teams Loan production offices are contributing meaningfully to both commercial loan growth and the loan pipeline Q4 2023 loan yields above 8% C&I loans increased 5.8% year-over-year and 20.9% quarter-over-quarter annualized, reflecting strategic loan production office and lender hiring initiatives CRE loan payoffs totaled approximately $61 million and $276 million Q4 and full year 2023, respectively – as compared to an anticipated level in the $500 million range within a more normal operating environment C&I line utilization, as of 12/31/2023, declined ~270 basis points year-over-year to 32% 8.7% total loan growth year-over-year Q4 2023 Total Portfolio Loans

Strong team efforts drive ~1% deposit growth quarter-over-quarter Note: “uninsured deposits” are approximated; “collateralized municipal deposits” are collateralized by securities Total deposits, as of December 31, 2023, were $13.2 billion, up both year-over-year and quarter-over-quarter, reflecting deposit gathering and retention efforts by our retail and commercial teams Distribution: consumer ~53% and business ~34% (note: public funds, which are separately collateralized, ~13%) Total demand deposits represented 56% of total deposits, with the non-interest bearing component representing 30% Non-interest bearing demand deposits as a percentage of total deposits remain consistent with the percentage range since early 2020 Average loans to average deposits were 87.1%, providing continued capacity to fund loan growth Q4 2023 Total Deposits

Tangible common equity to tangible assets ratio improved 34 basis points sequentially to 7.62% Weighted average yield 2.48% vs. 2.32% last year Weighted average duration 5.2 Total unrealized securities losses (after-tax): Available for Sale (“AFS”) = $233MM Held to Maturity (“HTM”) = $99MM Note: HTM losses not recognized in accumulated other comprehensive income Securities 19.2% of assets, down 315 basis points year-over-year Note: weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of ~24% Non-GAAP measure – please see reconciliation in appendix Q4 2023 Total Securities

Net interest margin of 3.02%, down just 1bp quarter-over-quarter Q4 2023 net interest margin of 3.02% reflects higher funding costs from increasing deposit costs and continued remix from non-interest bearing deposits into higher tier money market and certificate of deposit accounts, partially offset by loan growth and the benefit of rising interest rates on earning assets NIM declined 47 basis points year-over-year, reflecting the 525 basis point increase in the federal funds rate since March 2022 Total deposit funding costs, including non-interest bearing deposits, were 161 basis points, increasing 25 basis points sequentially and 124 basis points year-over-year Federal Home Loan Bank borrowings totaled $1.4 billion at 12/31/2023, up $225 million from 9/30/2023 Q4 2023 Net Interest Margin (NIM)

Non-interest income increased 8% year-over-year reflecting the strength in new commercial swap fees and organic growth New swap fee and valuation income includes $2.2 million in new swap fees, up $0.5 million year-over-year Negative fair market value adjustments totaled $2.5 million, as compared to $0.7 million last year On a year-to-date basis, new swap fees of $9.0 million more than doubled the amount in the prior year Net securities gains increased from a loss of $0.6 million in the prior year period primarily due to market fluctuations of equity securities in the deferred compensation plan (offset to the expense increase within benefits expense) Bank-owned life insurance increased due to higher death benefits received during Q4 2023 $9.0MM new commercial loan swap fees during 2023 Note: OREO = other real estate owned Q4 2023 Non-Interest Income

Appropriate growth investments; focused on expense management Q4 2023 Non-Interest Expense Salaries and wages declined sequentially, as anticipated, reflecting efficiency improvements in the residential mortgage staffing model Year-over-year increase due to annual merit and new revenue-producing hires, mainly commercial bankers, during the past year Employee benefits increased year-over-year due to higher deferred compensation expense and health insurance contributions Equipment and software expense increased due to the completed upgrade of our ATM fleet with the latest technology and general inflationary cost increases for existing service agreements FDIC insurance expense increased due to an increase in the minimum rate for all banks Marketing increased in support of our deposit and loan generation campaigns

Favorable asset quality measures compared to peer bank group Note: financial data as of quarter ending for dates specified; peer bank group includes all U.S. banks with total assets of $10B to $25B from S&P Capital IQ (as of 1/10/2024) and represent simple averages except criticized & classified loans as % of total loans which is a weighted average Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Strong Legacy of Credit Quality

Allowance coverage ratio of 1.12% Note: ACL at 12/31/2023 excludes off-balance sheet credit exposures of $8.6 million The increase in the allowance was primarily driven by the dollar change in criticized and classified loan balance, prepayment assumptions, and loan growth During Q4 2023, recorded a provision for credit losses of $4.8 million, as compared to a $3.1 million in the prior year period Allowance coverage ratio of 1.12% Excludes fair market value adjustments on previously acquired loans representing 0.12% of total portfolio loans Q4 2023 Current Expected Credit Loss (CECL)

Capital ratios above both regulatory and well-capitalized levels Note: financial data as of quarter ending 12/31; current year data as of 12/31/2023; WSBC adopted Current Expected Credit Losses (“CECL”) CECL accounting standard 1/1/2020 Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco’s Board of Directors Non-GAAP measure – please see reconciliation in appendix Tangible Equity to Tangible Assets (2) Tier 1 Risk-Based Capital Ratio Well-Capitalized 8.0% Required 6.0% Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels, with favorable tangible equity levels compared to peers ~1.0 million shares continue to remain for repurchase (as of 12/31/2023)(1) No shares repurchased during Q4 2023 Strong Capital Position

Appendix

Pre-Tax, Pre-Provision Income (PTPP) and Ratios Reconciliation

Net Income and Diluted Earnings per Share (EPS) Reconciliation

Tangible Book Value per Share Reconciliation

Efficiency Ratio Reconciliation

Return on Average Assets (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Return on Average Tangible Equity (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Tangible Equity to Tangible Assets Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007 Reconciliation